UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

AMERICA’S CAR-MART, INC.

(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1805 North 2nd Street, Suite 401

Rogers, Arkansas

72756

(Address of principal executive offices, including zip code)

(479) 464-9944

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CRMT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 19, 2024, America’s Car-Mart, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC (the “Underwriter”), relating to the issuance and sale in an underwritten public offering by the Company of 1,700,000 shares of the Company’s common stock, par value $0.01 per share (the “Firm Shares”), at a public offering price of $43.00 per share. The Company expects to receive net proceeds from the offering, excluding any proceeds from the sale of the Option Shares (defined below), of approximately $67.8 million, after deducting underwriting discounts and commissions and estimated offering expenses. Under the terms of the Underwriting Agreement, the Company granted the Underwriter an option, exercisable for 30 days, to purchase up to 255,000 additional shares (the “Option Shares” and together with the Firm Shares, the “Shares”) at the public offering price, less the underwriting discounts and commissions. The offering closed on September 20, 2024.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration Statement No. 333-273034) that was previously filed with the Securities and Exchange Commission (the “Commission”) on June 29, 2023 and became effective on August 14, 2023. A final prospectus supplement relating to the offering dated September 19, 2024 was filed with the Commission.

The Underwriting Agreement contains customary representations, warranties, agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and incorporated by reference herein.

A copy of the opinion and consent of Mayer Brown LLP relating to the validity of the Shares is filed herewith as Exhibit 5.1 and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On September 18, 2024, the Company issued a press release announcing the commencement of the underwritten public offering and on September 19, 2024, the Company issued a press release announcing the pricing of the underwritten public offering, copies of which are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated September 19, 2024, by and among the Company and Jefferies LLC as underwriter.

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (contained in Exhibit 5.1).

99.1	Press Release, dated September 18, 2024.

99.2	Press Release, dated September 19, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 20, 2024

AMERICA’S CAR-MART, INC.

By:	/s/ Vickie D. Judy
Name: Vickie D. Judy
Title: Chief Financial Officer (Principal Financial Officer)